UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2024

DIGITAL ALLY, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-33899	20-0064269
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14001 Marshall Drive, Lenexa, KS 66215

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (913) 814-7774

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Michael J. Caulfield

On January 31, 2024, Michael J. Caulfield notified the Board of Directors (the “Board”) of Digital Ally, Inc. (the “Company”) that he resigns as a director of the Board, effective immediately.

Officer Compensation

Effective January 31, 2024, the Compensation Committee of the Board of Directors (the “Committee”) of the Company set the annual base salaries of Stanton E. Ross, Chief Executive Officer, Peng Han, Chief Operating Officer and, and Thomas J. Heckman, Chief Financial Officer, Treasurer and Secretary, at $250,000, $250,000 and $120,000, respectively for 2024.

The Committee determined that Stanton E. Ross will be eligible for bonuses of up to a total of $250,000 in 2024, and Peng Han will be eligible for bonuses of up to a total of $125,000 in 2024, based on each person’s performance during the year. The Committee will review each executive officer’s performance on a periodic basis during 2024 and determine what, if any, portion of the bonus he has earned and will be paid as of such point.

The Committee awarded Stanton E. Ross 20,000 shares of restricted common stock that will vest in full on January 31, 2025, or in full at the completion of the previously disclosed transaction (the “Transaction”) entered into by the Company’s wholly-owned subsidiary, Kustom Entertainment, Inc. (“Kustom Entertainment”), pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), by and among Clover Leaf Capital Corp., a Delaware corporation (together with its successors, “Clover Leaf”), CL Merger Sub, Inc., a Nevada corporation and a wholly-owned subsidiary of the Purchaser, Yntegra Capital Investments LLC, a Delaware limited liability company (the “Purchaser Representative”), Kustom Entertainment, and the Company, whichever occurs first, provided that he remains an officer on such dates. Peng Han was awarded 15,000 shares of restricted common stock that will vest in full on January 31, 2025, or in full at the completion of the Transaction, whichever occurs first, provided that he remains an officer on such dates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 5, 2024

Digital Ally, Inc.

By:	/s/ Stanton E. Ross
Name:	Stanton E. Ross
Title:	Chairman and Chief Executive Officer